                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

            |_|         Preliminary Proxy Statement
            |_|         Confidential,   for  Use  of  the  Commission  only  (as
                        permitted by Rule 14a-6(e)2)
            |X|         Definitive Proxy Statement
            |_|         Definitive Additional Materials
            |_|         Soliciting  Material  Pursuant to Rule 14a-11(c) or Rule
                        14(a)-12

                            The Millbrook Press Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            |X|         No fee required.

            |_|         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(1) and 0-11.

            (1)         Title of each class of securities  to which  transaction
                        applies:

--------------------------------------------------------------------------------

            (2)         Aggregate  number  of  securities  to which  transaction
                        applies:

--------------------------------------------------------------------------------

            (3)         Per unit price or other  underlying value of transaction
                        computed  pursuant to Exchange  Act Rule 0-11 (Set forth
                        the  amount on which the filing  fee is  calculated  and
                        state how it was determined):

--------------------------------------------------------------------------------

            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:

            |_|         Fee paid previously with preliminary materials.

            |_|         Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount Previously Paid:

--------------------------------------------------------------------------------

            (2)         Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

            (3)         Filing Party:

--------------------------------------------------------------------------------

            (4)         Date Filed:

                            THE MILLBROOK PRESS INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 29, 2001
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the
"Meeting") of THE MILLBROOK PRESS INC., a Delaware corporation (the "Company"), will be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022,
on November 29, 2001, at 10:00 A.M., Local Time, for the following purposes:

                        1. To elect five (5)  members of the Board of  Directors
            to serve until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualified;

                        2. To ratify the  appointment of Arthur  Andersen LLP as
            the  Company's  independent  auditors  for the year  ending July 31,
            2002; and

                        3. To transact  such other  business as may  properly be
            brought before the Meeting or any adjournment thereof.

            The Board of Directors has fixed the close of business on October
30, 2001 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                       By Order of the Board of Directors

                                       DAVID ALLEN,
                                       SECRETARY

Dated: November 2, 2001

            WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            THE MILLBROOK PRESS INC.
                             2 OLD NEW MILFORD ROAD
                          BROOKFIELD, CONNECTICUT 06804
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 29, 2001
                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the Board of Directors of THE MILLBROOK PRESS INC., a Delaware corporation (the
"Company"), in connection with the solicitation of the accompanying Proxy for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on
November 29, 2001, at 10:00 A.M., Local Time, or at any adjournment thereof.

            The principal executive offices of the Company are located at 2 Old
New Milford Road, Brookfield, Connecticut 06804. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is November 2, 2001.

                        RECORD DATE AND VOTING SECURITIES

            Only stockholders of record at the close of business on October 30,
2001, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 2,849,887 outstanding shares of the Company's common stock, $.01 par value (the "Common Stock"). Each of such shares is entitled to one vote. There was no other class of voting securities of the Company outstanding on that date. All shares of Common Stock have equal voting rights. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of
Directors, (ii) for the ratification of the appointment of Arthur

Andersen LLP as the Company's independent auditors for the year ending July 31,
2002, and (iii) for any other matter that may properly be brought before the
Meeting or any adjournment thereof in accordance with the judgment of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the
Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power)
will be treated as shares that are present but which have not been voted. Broker non-votes will have no effect on the election of directors. Abstentions may be specified on all proposals (except the election of directors) and will be counted as present for purposes of the item on which the abstention is noted.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

            The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the
Company to be the beneficial owner of more than five percent of the Common
Stock, each director, each executive officer, and nominee for election as a director and by all directors and executive officers of the Company as a group.
Unless otherwise indicated, the address for directors, executive offices and 5%
stockholders is 2 Old New Milford Road, Brookfield, Connecticut 06804.

        NAME AND ADDRESS                              SHARES               PERCENTAGE
        OF BENEFICIAL OWNER                    BENEFICIALLY OWNED          OF CLASS(1)
        -------------------                    ------------------          -----------

Barry Fingerhut                                 1,466,035 (2)(24)            45.0%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Irwin Lieber                                    1,441,535 (3)(24)            44.2%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Barry Rubenstein                                1,437,536 (4)(24)            44.1%
68 Wheatley Road
Brookville, NY 11545

Harvey Sandler                                  1,096,261 (5)(24)            36.7%
767 Fifth Avenue, 45th Floor
New York, NY 10153

John Kornreich                                  1,085,917 (6)(24)            36.4%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Barry Lewis                                     1,085,917 (7)(24)            36.4%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Michael J. Marocco                              1,085,917 (8)(24)            36.4%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Andrew Sandler                                  1,072,988 (9)(24)            35.9%
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications                     1,068,678(10)(24)            35.8%
 Foreign Partners, L.P.
c/o Fiduciary Trust (Cayman)  Limited
P.O. Box 1062
Grand Cayman, B.W.I.

21st Century Communications                     1,068,678(11)(24)            35.8%
 Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications                     1,068,678(12)(24)            35.8%
 T-E Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

Applewood Capital Corp.                           200,000(13)(24)             6.5%
80 Cutter Mill Road
Great Neck, NY  11021

        NAME AND ADDRESS                              SHARES               PERCENTAGE
        OF BENEFICIAL OWNER                    BENEFICIALLY OWNED          OF CLASS(1)
        -------------------                    ------------------          -----------

Jonathan Lieber                                   208,310(14)(22)             6.8%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Seth Lieber                                       208,310(15)(24)             6.8%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Wheatley Partners II, L.P.                        200,000(16)(24)             6.5%
80 Cutter Mill Road
Great Neck, NY 11021

Pamela Fingerhut                                  197,357(17)(24)             6.7%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Shufro, Rose & Co., LLC                       194,000    (18)             6.8%
745 Fifth Avenue
New York, NY 10151

Frank J. Farrell                                  172,422    (19)             5.8%

Howard Graham                                     235,475    (20)             7.7%

Jean E. Reynolds                                   50,005    (21)             2.3%

David Allen                                        29,500    (22)                *

Richard McCullough                                  6,666    (22)                *

Hannah Stone                                        2,586                        *

Bruno A. Quinson                                    1,250    (22)                *

Joseph Kanon                                        1,250    (22)                *

All directors and executive
officers as a group (8 persons)                   499,154    (23)            14.6%

  --------------------

*Less than 1%

(1)       Beneficial ownership is determined in accordance with the rules of the
          Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities, shares of Common Stock upon the exercise of options, warrants currently exercisable, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or

          warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2)       Represents (i) 108,357 shares of Common Stock owned by Mr. Fingerhut,
          (ii) an aggregate of 943,678 shares of Common Stock owned by 21st
          Century Communications Partners, L.P. ("21st Partners"), 21st Century
          Communications T-E Partners, L.P. ("21st T-E") and 21st Century
          Communications Foreign Partners, L.P. ("21st Foreign"),(iii) 200,000
          shares of Common Stock issuable upon the exercise of presently exercisable warrants ("Bridge Warrants") held by Wheatley Partners II,
          L.P., formerly Applewood Associates, L.P. ("Wheatley") issued in an
          August 1996 Bridge Financing ("Bridge Financing"), (iv) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable
          Bridge Warrants held by 21st Partners, 21st T-E, and 21st Foreign, (v)
          14,000 shares owned by Pamela Fingerhut, the wife of Mr. Fingerhut and
          (vi) 75,000 shares of Common Stock issuable upon exercise of Bridge
          Warrants held by Mr. Fingerhut. By virtue of being a shareholder, officer and director of InfoMedia Associates, L.P. ("InfoMedia") which is a general partner of 21st Partners, 21st T-E and 21st Foreign, a general partner of Wheatley, and the husband of Pamela Fingerhut, Mr.
          Fingerhut may be deemed to have shared power to vote and to dispose of
          1,282,678 shares of Common Stock owned by such recordholders, of which
          Mr. Fingerhut disclaims beneficial ownership, except to the extent of his equity interest in such recordholders.

(3)       Represents (i) 97,857 shares owned by Mr. Lieber, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st
          Foreign,(iii) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Wheatley,
          (iv) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign and (v) 75,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Mr.
          Lieber. By virtue of being a shareholder, officer and director of
          InfoMedia which is a general partner of 21st Partners, 21st T-E and
          21st Foreign, and a general partner of Wheatley, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of
          Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and
          Wheatley. Mr. Lieber disclaims beneficial ownership of the securities owned by 21st Partners, 21st T-E and 21st Foreign and Wheatley, except to the extent of his equity interest in such recordholders.

(4)       Represents (i) an aggregate of 943,678 shares of Common Stock owned by
          21st Partners, 21st T-E and 21st Foreign, (ii) 89,858 shares of Common
          Stock owned by Woodland Partners ("Woodland"), (iii) 275,000 shares of
          Common Stock issuable upon the exercise of presently exercisable
          Bridge Warrants held by Wheatley and Woodland, (iv) 125,000 shares of
          Common Stock issuable upon presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign and (v) 4,000 shares owned by Brian Rubenstein, the son of Barry Rubenstein. By virtue of being a shareholder, officer and director of InfoMedia which is a general partner of 21st Partners, 21st T-E and 21st Foreign and a general partner of Wheatley and Woodland, Mr. Rubenstein may be deemed to have shared power to vote and dispose of the securities owned by 21st
          Partners, 21st T-E and 21st Foreign, Wheatley and Woodland and the
          father of Brian Rubenstein. Mr. Rubenstein disclaims beneficial ownership of all of the above securities except to the extent of his equity interest in such recordholders.

(5)       Represents (i) 27,583 shares of Common Stock owned by Mr. Sandler,
          (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by
          21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st
          Foreign, Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st
          Foreign, of which Mr. Sandler disclaims beneficial ownership.

(6)       Represents (i) 17,239 shares of Common Stock owned by Mr. Kornreich,
          (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by
          21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st
          Foreign, Mr. Kornreich may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st
          Foreign, of which Mr. Kornreich disclaims beneficial ownership.

(7)       Represents (i) 17,239 shares of Common Stock owned by Mr. Lewis, (ii)
          943,678 shares of Common Stock owned by 21st Partners, 21st T-E and
          21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st
          Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Lewis
          may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which
          Mr. Lewis disclaims beneficial ownership.

(8)       Represents (i) 17,239 shares of Common Stock owned by Mr. Marocco,
          (ii) an aggregate of 943,678 shares of Common Stock owned by 21st
          Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common
          Stock issuable upon the exercise of presently exercisable Bridge
          Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the sole shareholder, officer and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Marocco may be deemed to have shared power to vote and to dispose of the

          securities owned by 21st Partners, 21st T-E and 21st Foreign, of which
          Mr. Marocco disclaims beneficial ownership.

(9)       Represents (i) 4,310 shares of Common Stock owned by Mr. Sandler, (ii)
          an aggregate of 943,678 shares of Common Stock owned by 21st Partners,
          21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st
          Foreign, Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st
          Foreign, of which Mr. Sandler disclaims beneficial ownership.

(10)      Represents (i) 86,142 shares of Common Stock owned by 21st Foreign,
          (ii) 639,840 shares of Common Stock and 217,696 shares of Common Stock owned by 21st Partners and 21st T-E, respectively, of which 21st
          Foreign disclaims beneficial ownership, (iii) 11,500 shares of Common
          Stock issuable upon the exercise of presently exercisable Bridge
          Warrants held by 21st Foreign and (iv) 28,500 and 85,000 shares of
          Common Stock issuable upon the exercise of presently exercisable
          Bridge Warrants held by 21st T-E and 21st Partners, respectively. The general partners of 21st Foreign are Sandler Investment Partners,
          L.P., a New York limited partnership ("Sandler General Partner") and
          InfoMedia. The general partner of the Sandler General Partner is
          Sandler Capital Management, a New York general partnership ("SCM").
          The general partners of SCM are corporations that are affiliates of
          Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and
          Andrew Sandler. Infomedia's shareholders are Irwin Lieber, Barry
          Fingerhut and Barry Rubenstein.

(11)      Represents (i) 639,840 shares of Common Stock owned by 21st Partners,
          (ii) 217,696 shares of Common Stock and 86,142 shares of Common Stock owned by 21st T-E and 21st Foreign, respectively, of which 21st
          Partners disclaims beneficial ownership (iii) 85,000 shares of Common
          Stock issuable upon the exercise of presently exercisable Bridge
          Warrants held by 21st Partners and (iv) 11,500 and 28,500 shares of
          Common Stock issuable upon the exercise of presently exercisable
          Bridge Warrants held by 21st Foreign and 21st T-E, respectively, of which 21st Partners disclaims beneficial ownership. The general partners of 21st Partners are the Sandler General Partner and
          InfoMedia. The general partner of the Sandler General Partner is SCM.
          The general partners of SCM are corporations that are affiliates of one or more of Harvey Sandler, Barry Lewis, John Kornreich, Michael
          Marocco and Andrew Sandler. InfoMedia's shareholders are Irwin Lieber,
          Barry Fingerhut and Barry Rubenstein.

(12)      Represents (i) 217,696 shares of Common Stock owned by 21st T-E, (ii)
          639,840 shares of Common Stock and 86,142 shares of Common Stock owned by 21st Partners and 21st Foreign, respectively, of which 21st T-E disclaims beneficial ownership, (iii) 28,500 shares of Common Stock issuable upon the exercise of presently

          exercisable Bridge Warrants held by 21st T-E and (iv) 11,500 and
          85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and 21st Partners, respectively, of which 21st T-E disclaims beneficial ownership. The general partners of 21st Partners are the Sandler General Partner and
          InfoMedia. The general partner of the Sandler General Partner is SCM.
          The general partners of SCM are corporations that are affiliates of one or more of Harvey Sandler, Barry Lewis, John Kornreich, Michael
          Marocco and Andrew Sandler. Infomedia's shareholders are Irwin Lieber,
          Barry Fingerhut and Barry Rubenstein.

(13)      By virtue of being a general partner of Wheatley, Applewood Capital
          Corp. ("Applewood Capital") has shared dispositive and voting power with respect to 200,000 shares of Common Stock issuable upon exercise of presently exercisable Bridge Warrants held by Wheatley.

(14)      Represents (i) 8,310 shares of Common Stock owned by Mr. Lieber, and
          (ii) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Wheatley. By virtue of being an affiliate of an entity which is a general partner of
          Wheatley, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by Wheatley. Mr. Lieber disclaims beneficial ownership with respect to the securities owned by
          Wheatley, except to the extent of his equity interest in such recordholder. Jonathan Lieber is the son of Irwin Lieber.

(15)      Represents (i) 8,310 shares of Common Stock owned by Mr. Lieber, and
          (ii) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Wheatley. By virtue of being an affiliate of an entity which is a general partner of
          Wheatley, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by Wheatley. Mr. Lieber disclaims beneficial ownership with respect to the securities owned by
          Wheatley, except to the extent of his equity interest in such recordholder. Seth Lieber is the son of Irwin Lieber.

(16)      Represents 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants. The general partners of
          Wheatley are Irwin Lieber, Barry Rubenstein, Barry Fingerhut and
          Applewood Capital.

(17)      Represents (i)14,000 shares of Common Stock owned by Pamela Fingerhut and (ii) 108,357 shares of Common Stock and 75,000 shares of Common
          Stock issuable upon the exercise of presently exercisable Bridge
          Warrants owned by Barry Fingerhut, the husband of Pamela Fingerhut.
          Pamela Fingerhut disclaims beneficial ownership of the shares of
          Common Stock and Bridge Warrants owned by Barry Fingerhut.

(18)      Such information is derived from a Schedule 13G filed with the
          Commission by such entity on February 15, 2001.

(19)      Includes 102,913 shares of Common Stock issuable upon presently exercisable options.

(20)      Represents 143,196 shares of Common Stock issuable upon presently exercisable options, 12,500 shares of Common Stock issuable upon presently exercisable Bridge Warrants which are owned by Mr. Graham and his wife as joint tenants, and 79,779 shares of Common Stock which are owned by Mr. Graham and his wife as joint tenants.

(21)      Includes 35,499 shares of Common Stock issuable upon presently exercisable options.

(22)      Consists of shares issuable upon presently exercisable options.

(23)      Includes 373,325 shares of Common Stock issuable upon presently exercisable options, 12,500 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by Mr. Graham and 12,500 shares of Common Stock issuable upon presently exercisable Bridge
          Warrants held by Mr. Conrad. Does not include shares or presently exercisable Bridge Warrants held by 21st Foreign, 21st Partners and
          21st T-E. Hannah Stone is Managing Director of SCM which is the general partner of Sandler General Partner which is a general partner of 21st Partners, 21st Foreign and 21st T-E.

(24)      With respect to Wheatley, Barry Rubenstein, Irwin Lieber, Barry
          Fingerhut, Applewood Capital, Seth Leiber, Jonathan Lieber and Pamela
          Fingerhut the foregoing information is derived from a Schedule 13D filed with the Commission by such individuals or entities on June 29,
          1997, as amended through March 13, 2000. With respect to 21st
          Partners, 21st T-E, 21st Foreign, Harvey Sandler, Barry Lewis, Michael
          J. Marocco, John Kornreich and Andrew Sandler, the foregoing information is derived from a Schedule 13D filed with the Commission by such individuals or entities on June 29, 1997.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

          Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.
Abstentions from voting and broker nonvotes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. All nominees are currently directors of the
Company. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

                                                       FIRST
                                                       YEAR
                                                       BECAME
       NAME                       AGE                 DIRECTOR
       ----                       ---                 --------

Howard Graham                      71                  1989

Frank J. Farrell                   65                  1989

Hannah Stone                       36                  1997

Bruno A. Quinson                   63                  1999

Joseph Kanon                       55                  1999

      HOWARD GRAHAM, one of the Company's founders, has been a director of the
Company since its inception in 1989, served as a Vice-President since the
Company's inception in 1989 until December 1997 and has been Chairman of the
Board of the Company since October 1997. From 1970 to 1988, Mr. Graham served in various senior management positions at Grolier, Inc. ("Grolier") and its subsidiaries, including President of Grolier International and executive Vice
President of Grolier. He also served on Grolier's board of directors from 1983 to 1988. Mr. Graham currently serves as a director of the Save the Children
Fund, a nonprofit corporation.

      FRANK J. FARRELL, one of the Company's founders, has been a director of the Company since its inception and served as a Vice President and Secretary since its inception until December 1996. From 1978 to 1989, Mr. Farrell served in various senior management positions with Grolier and its subsidiaries, including President of Grolier Educational Corporation and President of Grolier
Electronic Publishing, Inc. and Group Vice President

                                       10

of Grolier's domestic reference materials operations. He also served on
Grolier's board of directors from 1988 to 1989.

      HANNAH STONE has served as a director of the Company since June 1997. Ms.
Stone is Managing Director of Sandler Capital Management, which she joined in
1993. Sandler Capital Management, through affiliates, is involved in the management of 21st Partners, 21st T-E and 21st Foreign. Ms. Stone also serves as a director of several private companies.

      BRUNO A. QUINSON has served as a director of the Company since November
1999. Mr. Quinson served as Chief Executive Officer of Henry Holt and Co., Inc.
Prior to that Mr. Quinson was President of the General Books Division at the
Macmillan Publishing Co. Currently Mr. Quinson serves as a consultant to the
Publishing Industry.

      JOSEPH KANON has served as a director of the Company since November 1999.
Mr. Kanon served as Executive Vice President for Trade and Reference Publishing
at Houghton Mifflin Inc. from 1987 to 1995. Prior to that Mr. Kanon was Chief
Executive Officer of E.P. Dutton. Mr. Kanon is currently an author and has published two best-selling novels.

      The Board of Directors has a Stock Option and Compensation Committee which administers the Company's 1994 Stock Option Plan (the "Plan") and makes recommendations concerning salaries, incentive compensation for employees of and consultants to the Company, and an Audit Committee which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Stock Option and Compensation Committee is composed of Mr.
Graham and Ms. Stone. The Audit Committee is composed of Mr. Farrell, Ms. Stone and Mr. Quinson. The Company also has a Finance Committee to review potential equity or debt financings. Such Finance Committee consists of Mr. Graham, Ms.
Stone and Mr. Kanon. The Company presently does not have a Nominating Committee, the customary functions of such committee being performed by the entire Board of
Directors.

DIRECTOR COMPENSATION

      The Company's internal directors are not compensated for attendance at meetings. The Company currently compensates its outside directors for services rendered in their capacity as directors at a rate of $1,000 per meeting.

MEETINGS

      The Board of Directors held three (4) meetings, during the year ended July
31, 2001. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

AUDIT COMMITTEE REPORT

          The audit committee reviews the Company's financial statements and accounting policies, resolves potential conflicts of interest, receives and reviews the recommendations of the independent auditors and confers with the
Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls.
For the fiscal year ended July 31, 2001, the members of the Company's audit committee were Mr. Farrell, Ms. Stone and Mr. Quinson. The audit committee has adopted a written audit committee charter that is attached hereto as Appendix A.

          The audit committee held one meeting during the fiscal year ended July
31, 2001. All its members were present in all meetings. The members of the audit committee have reviewed and discussed the Company's audited financial statements with the Company's management and have discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380) with Arthur Andersen LLP, the Company's independent auditors for the fiscal year ended July 31, 2001. The audit committee has received the written disclosures and the letter from Arthur Andersen LLP, as required by the
Independent Standards Board Standard No. 1, and have recommended that the audited financial statements be included in the Company's annual report for the fiscal year ended July 31, 2001.

OTHER EXECUTIVE OFFICERS

      JEAN E. REYNOLDS, 59, one of the Company's founders, has served as Senior
Vice President-Publisher since October 1996 and as President of the Company from its inception in 1989 to October 1996. From 1970 to 1981, Ms. Reynolds served in various management positions at Grolier, including

                                       11

the editor-in-chief of Young People's Publications and of The New Book of
Knowledge. Ms. Reynolds is a director of the Book Industry Study Group and chairs its Juvenile Interest Group, which monitors industry statistics. She is a director of the industry trade organization, The Children's Book Council. She also serves as a director of Kiper Enterprises, Inc., a private company specializing in first aid materials and Wellington Leisure Products, Inc., a private company specializing in the manufacturing of rope, craft and watersports material. On June 1, 2000, Ms. Reynolds was elected Executive Vice President and
Publisher of the Company.

      DAVID ALLEN, 46, has been Vice President and Chief Financial Officer of the Company since February 1999. Prior thereto, Mr. Allen was (i) Vice President of JDM, Inc. from December 1996 to December 1998, and (ii) Vice President, Atlas
Editions, Inc. formerly GMH Marketing, from June 1985 to December 1996. On June
1, 2000, Mr. Allen was named Executive Vice President and Chief Operating
Officer of the Company.

   RICHARD McCULLOUGH, 51, has served as Vice President of Trade Sales for the
Company since July 1999. Previously, Mr. McCullough was (i) an independent consultant from July 1997 to July 1999, (ii) Director Trade Sales and Marketing
for McGraw Hill from 1993 to 1997, and (iii) Vice President Sales for John Wiley
& Sons from 1980 to 1993. On June 1, 2001, Mr. McCullough was named Senior Vice
President of Sales and Marketing.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
NOMINEES FOR DIRECTOR.

EXECUTIVE COMPENSATION

      The following table sets forth, for the Company's 2001 fiscal year, all compensation awarded to, earned by or paid to the Company's former President and
Chief Executive Officer (the "Former CEO") and David Allen, who is acting in a similar capacity as a CEO at fiscal year end, and the most highly compensated executive officers of the Company other than the Former CEO and Mr. Allen who were executive officers of the Company at the end of the fiscal year ended July
31, 2001 and whose salaries and bonus exceeded $100,000 (two individuals) with respect to the fiscal year ended July 31, 2001.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------
                                                        ANNUAL COMPENSATION                  LONG TERM COMPENSATION
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
   NAME AND PRINCIPAL              YEAR       SALARY($)        BONUS($)    OTHER ANNUAL     NUMBER OF   ALL OTHER
        POSITION                   ----       ---------        -------     COMPENSATION      OPTIONS   COMPENSATION
        --------                                                              ($)(1)         -------       ($)
                                                                              -----                        ---
Jeffrey Conrad,                    2001        $215,000           --             -             --           --
Former President and Chief         2000         200,000         30,000           -           20,000         --
Executive Officer                  1999         200,000           --             -             --           --

                                       12

David Allen (2),                   2001        $161,000           --             -           10,000         --
Executive Vice                     2000         153,000         15,000           -           25,000         --
President, Chief                   1999          75,000           --             -             --           --
Operating Officer,
Chief Financial
Officer and
Secretary

Jean E. Reynolds,                  2001        $145,000           --             -             --           --
Executive Vice                     2000         137,500          7,000           -           10,000         --
President and                      1999         130,000           --             -             --           --
Publisher

Richard McCullough,                2001        $129,000       $ 20,000           -             --           --
Senior Vice                        2000         125,000         20,000           -           10,000         --
Presiden Sales and
Marketing (3)

(1)   Perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's salary and bonus.

(2)   Mr. Allen's employment with the Company commenced February 1999.

(3)   Mr. McCullough's employment with the Company commenced July 1999.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

          No options were exercised by the named executive officers during the fiscal year ended July 31, 2001. The following table provides information related to the number of options held by the named executive officers at fiscal year end. There were 59,660 such options, of a total 191,332 exercisable options, at year end which had an exercise price less than $3.49, which was the closing price of the Common Stock on July 31, 2001 as reported on the NASDAQ
SmallCap market. Accordingly, as of July 31, 2001, these options were in the money.

                                       13

--------------------------------------------------------------------------------
                NAME                           NUMBER OF SECURITIES UNDERLYING
                                                UNEXERCISED OPTIONS AT FY-END
                                                             (#)
                                               -------------------------------
                                               EXERCISABLE       UNEXERCISABLE
                                               -----------       -------------
Jeffrey Conrad ........................          140,000             10,000

Jean E. Reynolds ......................           35,499                  0

David Allen ...........................           12,500             22,500

Richard McCullough ....................            3,333              6,667

EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

          The Company has entered into an employment agreement with Jean E.
Reynolds pursuant to which she is employed on a full-time basis as the Company's
Executive Vice President - Publisher. The term of the employment agreement expires in September 2003. Ms. Reynolds annual base cash compensation under the employment agreement is $145,000. Ms. Reynolds' base salary will be reviewed annually by the Board of Directors. Ms. Reynolds has agreed not to compete with the Company during the term of her employment agreement and for a period of two years thereafter.

          On February 1, 2001, the Company renewed the employment agreement with
David Allen pursuant to which he is employed on a full-time basis as the
Company's Chief Operating and Financial Officer. The term of the employment contract expires February 1, 2003. Mr. Allen's annual base compensation under the employment agreement is $160,000. For the fiscal year ended July 31, 2001,
Mr. Allen received no bonus. Mr. Allen has agreed not to compete with the
Company during the term of his employment agreement and for a period of one year thereafter.

          On June 1, 2001, the Company entered into an employment agreement with
Richard McCullough pursuant to which he is employed on a full-time basis as the
Company's Senior Vice President of Sales and Marketing. The term of the employment contract expires June 1, 2002. Mr. McCullough's annual base compensation under the employment agreement is $140,000. For the fiscal year ended July 31, 2001, Mr. McCullough received a bonus of $20,000. Mr. McCullough has agreed not to compete with the Company during the term of his employment agreement and for a period of one year thereafter.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On December 16, 1999, the Company purchased 595,113 shares of Common
Stock in a private transaction from Wheatley, the beneficial owner of more than
5% of the outstanding shares of Common Stock of the Company, for an aggregate price of $967,000 or $1.625 per share. Upon consummation of the transaction, the repurchased shares of Common Stock were placed in treasury. The following persons, or entities, who may be deemed to be the beneficial owners of more than
5% of the outstanding shares of Common Stock, are general partners or are affilited with general partners of Wheatley: Barry Fingerhut, Irwin

                                       14

Lieber, Barry Rubenstein, Applewood Capital, Jonathan Lieber and Seth Lieber.

          There were no other transactions involving the Company and its subsidiaries and its executive officers and/or Directors from August 1, 1998 which exceeded $60,000.

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

          The Board of Directors appointed Arthur Andersen LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending
July 31, 2002. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Arthur Andersen LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of
Arthur Andersen LLP, the Board of Directors will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Arthur Andersen LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon.
An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

          The Company's auditors for the fiscal year ended July 31, 2001 were
Arthur Andersen LLP.

AUDIT FEES

          Arthur Andersen LLP billed the Company $55,000 for the following professional services: audit of the Company's annual consolidated financial statements for the fiscal year ended July 31, 2001 included in the Company's annual report on Form 10-KSB and review of the Company's interim financial statements included in the Company 's quarterly reports on Form 10-QSB for the periods ended October 31, 2000, January 31, 2001 and April 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

          Arthur Andersen LLP did not render any professional service related to financial information systems design and implementation services for the fiscal year ended July 31, 2001.

ALL OTHER FEES

          Arthur Andersen LLP billed the Company $40,100 for other services rendered during the fiscal year ended July 31, 2001. The audit committee has considered whether the provision by Arthur Andersen LLP of the services covered by the fees other than the audit fees is compatible with maintaining Arthur
Andersen LLP's independence and believes that it is compatible.

RECOMMENDATION

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE YEAR ENDING JULY 31, 2002.

                                  ANNUAL REPORT

          All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 2001 Annual Report for the year ended July 31, 2001, which contains certified financial statements of the Company for the year ended July 31, 2001.

          ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE
COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JULY 31, 2001 (WITHOUT
EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO
DAVID ALLEN, CHIEF FINANCIAL OFFICER AND SECRETARY AT THE MILLBROOK PRESS INC.,
2 OLD NEW MILFORD ROAD, BROOKFIELD, CONNECTICUT 06804.

                              STOCKHOLDER PROPOSALS

          In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than July 7, 2002.

          On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and

                                       15

Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the
Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

          With respect to the Company's 2002 Annual Meeting of Stockholders, if
the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by September 20, 2002, the Company will be allowed to use its voting authority as outlined above.

                                  OTHER MATTERS

          As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the
Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

David Allen
SECRETARY

November 2, 2001

                                       16

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                            THE BILLBROOK PRESS INC.

          The Audit Committee of the Board of Directors of The Millbrook Press
Inc. (the "Corporation") (the "Committee") shall assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the Corporation's audit, accounting and financial reporting processes generally.
The Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants; and provide for open, ongoing communication among the independent accountant, financial and senior management, and the Board of
Directors concerning the Corporation's financial position and affairs. The
Committee will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate. The Committee shall be governed in accordance with the By-Laws of the Corporation as well as have the following powers and duties:

          1. Structure and Composition. The Committee shall be composed of at least three independent directors who are all capable of reading , understanding and analyzing financial statements, or who will become financially literate within a reasonable time after being appointed to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, or any comparable experience or background which results in that committee member having financial sophistication. The members of the Committee shall elect the Chairman (the "Chairman") from among themselves. The independence of a director shall be determined in accordance with the rules and regulations of the securities market where the Corporation's shares of Common
Stock are traded. The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of
Directors.

          2. General Financial Oversight. The Committee shall meet with the independent accountants and the principal accounting officers of the Corporation to ascertain that reasonable procedures and controls are followed to safeguard the Corporation's assets and that adequate examinations are made to ensure the reasonableness of the results reported in the financial statements for the fiscal year. Specifically, the Committee shall:

            o Review the financial information contained in the Corporation's
            Quarterly Report on Form 10-QSB prior to its filing with the
            Securities and Exchange Commission (the "SEC"), the Corporation's
            earning announcement prior to release, and the results of the independent accountant's review of Interim Financial Information pursuant to SAS 71. The Chairman may represent the Committee, either in person or by telephone conference call, for the purpose of this review.

            o Review with management and the independent accountants at the completion of the annual audit and prior to filing the Corporation's annual report on Form 10-KSB (the "Annual Report") with the SEC, the accuracy and completeness of the following :

                        (i) the Corporation's financial statements included in
                        the Annual Report and related footnotes;

                        (ii) the independent accountant's audit of the financial
                        statements and their report;

                        (iii) any significant changes required in the
                        independent accountant's examination plan;

                        (iv) any serious difficulties or disputes with
                        management encountered during the course of the audit;
                        and

                        (v) other matters related to the conduct of the audit
                        which are to be communicated to the Committee under
                        generally accepted auditing standards, including
                        discussions relating to the independent accountants'
                        judgement about such matters as to the quality, not just
                        the acceptability, of the Corporation's accounting
                        practices and other items set forth in SAS 61
                        (Communications with Audit Committees) or other such
                        auditing standards that may in time modify, supplement
                        or replace SAS 61.

            o The Committee will have prepared and reviewed the Audit Committee
            Report for inclusion in the annual stockholder's meeting proxy statement. The Committee must state whether it:

                        (i) has reviewed and discussed the audited financial
                        statements with management;

                        (ii) has discussed with the independent accountant the
                        matters required to be discussed by SAS 61, as may be
                        modified, supplemented or replaced;

                        (iii) has received the written disclosures from the
                        independent accountants required by Independence
                        Standards Board Standard No. 1 ("ISBS No. 1"), as may be
                        modified or supplemented, and has discussed with the
                        accountant their independence; and

                        (iv) has recommended to the Board of Directors, based on
                        the review and discussions referred to in above items
                        (i) through (iii), that the Corporation's financial
                        statements be included in the Annual Report on Form 10-K
                        for the

                        last fiscal year for filing with the SEC.

          3. Selection of Independent Accountants. The Committee shall recommend the firm of independent accountants to be nominated for the ensuing year at the
Board of Directors meeting when such action is taken.

            o Before recommending a continuing independent accountant, the
            Committee shall ensure the receipt for the year of, and review with the independent accountant, a written statement required by ISBS
            No.1, as may be modified or supplemented, and discuss their continued independence with the accountant. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be brought to bear on the independence of the accountants and satisfy itself that the
            Corporation has engaged independent accountants as required by the
            Securities Act of 1933,as amended.

            o Together with the Board of Directors, the Committee shall submit to the stockholders for ratification or rejection at the annual meeting of stockholders the independent accountants selected.

          4. Controls, Policies and Procedures Oversight. The members of the
Committee shall meet from time to time to review accounting policies followed, changes therein, internal and accounting controls, and any issues that may be raised by the independent accountants. At the discretion of the Chairman, the principal accounting officers of the Corporation may be invited to attend the meetings of the Committee with the independent accountants. The Committee may request the independent accountants to report on the adequacy of their examination, their views of the Corporation's internal controls, and on the
Corporation's compliance with accepted accounting principles adopted by the accounting profession, as well as the effect of unusual or extraordinary transactions. The Committee shall also be responsible for the following:

            o Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions dictate, at least on annual basis;

            o Periodically review the adequacy of the Corporation's accounting, financial, and auditing personnel resources.

          5. Advice; Legal Representation. The Committee is authorized to confer with the Corporation's management and other employees to whom it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matter within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            THE MILLBROOK PRESS INC.

                     Proxy - Annual Meeting of Stockholders
                                November 29, 2001

The  undersigned,  a  stockholder  of  The  Millbrook  Press  Inc.,  a  Delaware corporation  (the  "Company") does hereby appoint David Allen and Jean Reynolds, and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be
entitled  to  vote  if  personally   present  at  the  2001  Annual  Meeting  of
Stockholders of the Company to be held at The Harmonie Club, 4 East 60th Street,
New York, New York 10022,  on November 29, 2001, at 10:00 a.m. Local Time, or at
any adjournment or adjournments thereof.

The undersigned hereby instructs said proxies or their substitutes:

1.    ELECTION OF DIRECTORS:
      The election of the following directors:  Howard Graham, Frank J. Farrell,
      Bruno A.  Quinson,  Joseph  Kanon and Hannah Stone to serve until the next annual meeting of stockholders  and until their  successors have been duly elected and qualified.

      FOR                             WITHHOLD                 TO WITHHOLD AUTHORITY TO VOTE FOR
                                       VOTE                    ANY NOMINEE(S), PRINT NAME(S) BELOW

                                                               -----------------------------------

2.    RATIFICATION OF APPOINTMENT OF AUDITORS:

      To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the year ending July 31, 2002.

      FOR                             AGAINST                  ABSTAIN

3.    DISCRETIONARY AUTHORITY:

      To vote with discretionary authority with respect to all other matters which may come before the Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT DIRECTORS AND TO
RATIFY THE  APPOINTMENT  OF ARTHUR  ANDERSEN  LLP AS THE  COMPNAY'S  INDEPENDENT
AUDITORS.

                         The  undersigned  hereby  revokes  any proxy or proxies
                         heretofore  given,  and ratifies and confirms  that all
                         the proxies  appointed hereby, or any of them, or their
                         substitutes,  may  lawfully  do or  cause to be done by
                         virtue  hereof.  The  undersigned  hereby  acknowledges
                         receipt of a copy of the Notice of Annual  Meeting  and
                         Proxy  Statement,  both dated  November 2, 2001,  and a
                         copy of the Company's  Annual Report on Form 10-KSB for
                         the year ended July 31, 2001.

                         Dated ____________________________________________ 2001

                         -------------------------------------------------------